SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 18, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


        California                       0-27122                94-2900635
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

         3011 Triad Drive
         Livermore, CA                                         94550
   (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Required FD Disclosure.


     The following information is filed pursuant to Item 5, Other Events and Required FD Disclosure.

     On November 18, 2003, Adept Technology, Inc. ("Adept") issued a press release announcing that it had completed the $10.0 million private placement previously announced by Adept. The closing of the financing was accompanied by the simultaneous conversion of Adept's preferred stock into common stock. Adept also announced reaching settlement of its San Jose lease litigation, subject to payment of cash and a promissory note.

     A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:

 Exhibit No.     Description
 -----------     -----------

   99.1          Press Release of the Registrant issued on November 18, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ADEPT TECHNOLOGY, INC.



Date:  November 19, 2003                    By:      /s/ Michael W. Overby
                                                     --------------------------
                                                     Michael W. Overby
                                                     Chief Financial Officer